                                                                      EXHIBIT 24

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorportion, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr., and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the AmSouth Bancorporation Deferred Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of December, 1997.


                                            /s/ J. Harold Chandler
                                            ---------------------------------
                                            J. HAROLD CHANDLER

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorportion, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr., and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the AmSouth Bancorporation Deferred Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of December, 1997.


                                            /s/ Rodney C. Gilbert
                                            ---------------------------------
                                            RODNEY C. GILBERT

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorportion, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr., and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the AmSouth Bancorporation Deferred Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 2nd day of December, 1997.


                                            /s/ Elmer B. Harris
                                            ---------------------------------
                                            ELMER B. HARRIS

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorportion, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr., and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the AmSouth Bancorporation Deferred Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of December, 1997.


                                            /s/ Donald E. Hess
                                            ---------------------------------
                                            DONALD E. HESS

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorportion, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr., and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the AmSouth Bancorporation Deferred Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of December, 1997.


                                            /s/ Ronald L. Kuehn, Jr.
                                            ---------------------------------
                                            RONALD L.KUEHN, JR.

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorportion, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr., and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the AmSouth Bancorporation Deferred Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of December, 1997.


                                            /s/ Benjamin F. Payton, Ph.D.
                                            ---------------------------------
                                            BENJAMIN F. PAYTON, PH.D.

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorportion, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr., and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the AmSouth Bancorporation Deferred Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 2nd day of December, 1997.


                                            /s/ Claude B. Nielsen
                                            ---------------------------------
                                            CLAUDE B. NIELSEN

                                  DIRECTOR'S
                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorportion, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, Carl L. Gorday or William H. Caughran, Jr., and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the AmSouth Bancorporation Deferred Compensation Plan and the Amended and Restated Deferred Compensation Plan for Directors of AmSouth Bancorporation, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 29th day of November, 1997.


                                            /s/ Herbert A. Sklenar
                                            ---------------------------------
                                            HERBERT A. SKLENAR